NET INCOME PER SHARE	12 Months Ended
Dec. 31, 2011
NET INCOME PER SHARE

(13) NET INCOME PER SHARE

Potentially dilutive securities that could dilute basic net income per share include stock options and performance units granted to employees, directors and non-employees and stock warrants granted to non-employees.

Basic and diluted net income per share has been calculated as follows:

	For the year ended December 31,
	2009	2010	2011
Net income applicable to shareholders	19,903,089	20,628,408	39,270,319
Denominator for basic net income per share:
Weighted average number of shares outstanding	47,181,821	48,377,733	60,455,723
Dilutive effect of stock options	2,599,392	2,753,096	1,528,097
Dilutive effect of performance units	185,791	524,319	314,211
Dilutive effect of warrants	6,250	108	110

Denominator for diluted net income per share:	49,973,254	51,655,256	62,298,141

Basic net income per share	0.42	0.43	0.65

Diluted net income per share	0.40	0.40	0.63